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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 9, 2004

                          DVI Receivables XVII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    333-81454-01              04-3645533
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      (State or Other                 (Commission             (IRS Employer
Jurisdiction of Incorporation)        File Number)        Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 491-4800

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events

This Current Report on For 8-K/A amends and supplements the Current Report on Form 8-K filed by DVI Receivables XVII, L.L.C. (the "Company") on September 14, 2004 to include the revised servicer report for the payment date September 13, 2004 (the "Revised September Report").

On September 14, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, informed U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of the Company, and the Company that due to a misalignment of defaulted accounts certain revisions were made to the servicer report for the payment date September 13, 2004 (the "September Report") previously provided to the Trustee on September 9, 2004 and filed by the Company on September 14, 2004. Thus, the Company has attached hereto as Exhibit 99.1 the Revised September Report which amends and supplements the September Report.

USBPS has certified to the Revised September Report. The Revised September Report has not been approved by any third party, including the Trustee.

Item 9. Financial Statements and Exhibits

      (a)   Exhibits

            99.1  -     DVI Receivables XVII, L.L.C. 2002-1 Revised Servicer
                        Report for the Payment Date September 13, 2004.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVI Receivables XVII, L.L.C.,
                                              by its Managing Member,
                                              DVI Receivables Corp. VIII

                                              By:      /s/ Andrew Stearns
                                                  ------------------------------
                                                       Andrew Stearns
                                                       Vice President

Dated:  September 17, 2004